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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

                        SUPPLEMENT DATED JULY 2, 2007 TO
                         PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement prospectuses dated May 1, 2007 ("Prospectuses") for certain previously issued "VENTURE VARIABLE ANNUITY," "VENTURE III VARIABLE ANNUITY," "VENTURE VANTAGE VARIABLE ANNUITY," "VENTURE VISION VARIABLE ANNUITY," and "VENTURE STRATEGY VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

This Supplement describes a change to the subadviser of the underlying Special Value Trust that corresponds to the Variable Investment Option described in the Prospectuses, a proposal to merge the Special Value Trust into the Small Cap Value Trust, and a revision to information regarding the expenses for Global Trust and International Value Trust.

                                   ----------

Effective as of the close of business on June 29, 2007, Wellington Management Company, LLP will replace ClearBridge Advisors, LLC as the subadviser to the Special Value Trust. As a result, the selected disclosure in the section entitled "The Funds" is amended to list the new subadviser as follows:

                               JOHN HANCOCK TRUST
           (We show the Fund's manager (i.e. subadviser) in bold above the name of the Fund)


WELLINGTON MANAGEMENT COMPANY, LLP

Special Value Trust   Seeks long-term capital growth. To do this, the Fund
                      invests at least 80% of the value of its net assets in common stocks and other equity securities of small capitalization U.S. companies. The subadviser emphasizes individual security selection while spreading the Fund's investments among industries and sectors.

                                   ----------

At a meeting held on June 28-29, 2007, the Board of Trustees of the John Hancock Trust approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Special Value Trust will be merged into the Small Cap Value Trust. The Plan requires the approval of the shareholders of the Special Value Trust, and a shareholders meeting to approve the Plan has been scheduled for September 26, 2007. If the Plan is approved by shareholders, it is expected that the merger will take place immediately

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund.

                                   ----------

Footnote 7 in "Notes to Fund Expense Tables" in the FEE TABLES section of the Prospectus is revised as follows:

     7 The Adviser has agreed to waive its advisory fees for the Funds so that the amount retained by the Adviser after payment of the subadvisory fee for each such Fund does not exceed 0.45% of the Fund's average annual net assets. These advisory fee waivers will remain in effect until May 1, 2008, and thereafter until terminated by the Adviser on notice to the Trust. For the year ended December 31, 2006, the effective annual advisory fees reflecting these waivers for the Global Trust and the International Value Trust were 0.80% and 0.80%, respectively. The Net Operating Expenses for Global Trust Series NAV, Series I, Series II reflecting these waivers were 0.94%, 0.99% and 1.19%, respectively; and for International Value Trust Series NAV, Series I and Series II reflecting these waivers were 0.91%, 0.96% and 1.16%, respectively.


You should read this Supplement together with the Product Prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the Product Prospectus, please contact our Annuities Service Office at 1-800-344-1029 (NY Contracts: 1-800-551-2078) to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Product Prospectus.

     333-71072    333-71074    033-46217
     333-70728    333-70864    333-83558
     333-70730    333-138846   333-61283
     333-70850    033-79112









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